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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  December 3, 1999


                              AT HOME CORPORATION
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            (Exact name of Registrant as specified in its charter)

                                   Delaware
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                (State or other jurisdiction of incorporation)



     000-22697                                                  77-0408542
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    (Commission                                             (IRS Employer
    File Number)                                            Identification No.)


        450 Broadway Street, Redwood City, CA                     94063
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      (Address of principal executive offices)                 (Zip Code)

                                (650) 569-5000
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                        (Registrant's telephone number)


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         (Former name or former address, if changed since last report)
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ITEM 5.   OTHER EVENTS.

     On December 3, 1999, we issued a press release announcing our intention to raise approximately $400 million (excluding the proceeds from the exercise of any over-allotment option) through a private offering of convertible subordinated notes within the United States to qualified institutional buyers. A copy of the press release is filed as Exhibit 99.01 to this report and is incorporated into this report by reference.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)    Exhibits.
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             99.01     Press Release issued by us on December 3, 1999,
                       announcing our intention to offer convertible subordinated notes.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  December 6, 1999                 AT HOME CORPORATION


                                        By: /s/ David G. Pine
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                                           David G. Pine
                                           Vice President, General Counsel
                                           and Secretary